Exhibit 99.1

Use any touch-tone telephone to transmit your voting instructions up until 11:59 1234567 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1. through 5.: For 0 Against 0 Abstain 0 1. To adopt and approve the Agreement and Plan of Merger and Reorganization, dated as of September 8, 2016, by and among Lpath, Lpath Merger Sub, Inc., and Apollo and to approve the merger and the issuance of Lpath common stock pursuant to the Agreement and Plan of Merger and Reorganization. For 0 Against 0 Abstain 0 5. To adjourn the Lpath special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Lpath Proposal Nos. 1, 2, 3 and 4. 0 0 0 2. To approve the amended and restated certificate of incorporation of Lpath to effect a reverse stock split of Lpath common stock, at a ratio of one new share for every five and one half shares outstanding. To approve the amendment to the amended and restated certificate of incorporation of Lpath to change the name "Lpath, Inc." to "Apollo Endosurgery, Inc." NOTE: To transact such other business as may properly come before the Lpath special meeting or any adjournment or postponement thereof. 0 0 0 3. 0 0 0 4. To approve, on a non-binding advisory vote basis, compensation that will or may become payable by Lpath to its named executive John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000303318_1 R1.0.1.29 officers in connection with the merger. Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. John Sample 234567 234567 1234567 NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 LPATH, INC. 4025 Sorrento Valley Blvd SAN DIEGO, CA 92121 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567

SPECIAL MEETING OF STOCKHOLDERS OF LPATH, INC. , 2016 Please date, sign, and mail your proxy card in the envelope provided as soon as possible. Please detach and mail in the envelope provided. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement / Prospectus / Information Statement is/are available at www.proxyvote.com PRELIMINARY FORM OF PROXY CARD-SUBJECT TO COMPLETION LPATH, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Daniel Petree and Gary J. G. Atkinson, or either of them, with full power of substitution, as proxies to vote at the Special Meeting of Stockholders of Lpath, Inc. (the "Company") to be held at the offices of the Company at 4025 Sorrento Valley Blvd, San Diego, California 92121 on ,2016, at , Pacific Standard Time, and at any adjournments or postponements thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting. This proxy, when properly executed and returned, will be voted as directed. If no direction is indicated, it will be voted for the approval of each of the Proposals. If any other business may properly come before the meeting, the proxies are authorized to vote in their discretion. Continued and to be signed on reverse side 0000303318_2 R1.0.1.29